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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
ABIOMED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABIOMED, Inc.
22 Cherry Hill Drive
Danvers, Massachusetts 01923

Notice of Annual Meeting of Stockholders
To Be Held on August 13, 2003

        The Annual Meeting of Stockholders of ABIOMED, Inc. will be held on August 13, 2003 at 8:00 a.m. at the offices of Foley Hoag LLP, 155 Seaport Boulevard, Boston, Massachusetts, for the following purposes:

  1.
  To elect three Class II directors, each to hold office until the 2006 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

  2.
  To consider and vote upon a proposal to approve amendments to the ABIOMED, Inc. 2000 Stock Incentive Plan;

  3.
  To consider and vote upon a proposal to approve amendments to the ABIOMED, Inc. 1988 Employee Stock Purchase Plan; and

  4.
  To consider and act upon any other matter which may properly come before the Annual Meeting or any adjourned session thereof.

        The Board of Directors has fixed the close of business on June 30, 2003 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting. Accordingly, only stockholders of record at the close of business on June 30, 2003 will be entitled to vote at the Meeting or any adjournments thereof.

By Order of the Board of Directors

PETER W. COOGAN, Secretary
Boston, Massachusetts July 9, 2003

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

ABIOMED, Inc.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held On August 13, 2003

        This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of ABIOMED, Inc., a Delaware corporation with its principal executive offices at 22 Cherry Hill Drive, Danvers, Massachusetts 01923 (the "Company"), for use at the Annual Meeting of Stockholders to be held at the offices of Foley Hoag LLP, 155 Seaport Boulevard, Boston, Massachusetts on August 13, 2003 and at any adjournment or adjournments thereof (the "Meeting").

        The cost of the solicitation will be borne by the Company. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about July 9, 2003.

        The Company has fixed the close of business on June 30, 2003 as the record date ("Record Date") for the Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Meeting. As of the Record Date, there were outstanding and entitled to vote 21,057,470 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. The Company's by-laws require that a majority in interest of all stock issued, outstanding and entitled to vote at a meeting shall constitute a quorum. Abstentions and broker non-votes will be counted as present or represented for purposes of determining the existence of a quorum. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        Proposal No. 1 (election of Directors) requires the affirmative vote of a plurality of the votes cast by holders of Common Stock entitled to vote thereon, provided a quorum is present. Abstentions and broker non-votes will not be included in calculating the number of votes cast on Proposal 1. Proposal No. 2 (amendments to the Company's 2000 Stock Incentive Plan) and Proposal No. 3 (amendments to the Company's 1988 Employee Stock Purchase Plan) require the affirmative vote of a majority of shares of Common Stock present in person or by proxy at the Meeting and entitled to vote thereon, provided that a quorum is present. Abstentions and broker non-votes will not be included in calculating the number of votes cast on Proposals 2 and 3. Votes will be tabulated by American Stock Transfer & Trust Company, the Company's transfer agent. The vote on each matter submitted to stockholders will be tabulated separately.

        THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED ON THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEES FOR DIRECTORS (PROPOSAL NO. 1) AND FOR PROPOSAL NOS. 2 AND 3. IF ANY OTHER MATTERS SHALL PROPERLY COME BEFORE THE MEETING, THEY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

        The Company's Annual Report to Stockholders and annual report on Form 10-K, for the fiscal year ended March 31, 2003, including financial statements audited by PricewaterhouseCoopers LLP, are being mailed to each of the stockholders simultaneously with this proxy statement.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        At the Meeting, three Class II directors are to be elected to serve for a term of three years, until the 2006 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. Messrs. John F. O'Brien and Henri A. Termeer and Ms. Dorothy E. Puhy have been nominated by the Board of Directors for election as directors. All of these nominees are currently serving as directors of the Company.

        If any nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, and the Board of Directors designates another nominee, the persons named as proxies will vote the proxy for such substitute, if any. The Board of Directors has no reason to believe that any of the proposed nominees will be unable or unwilling to serve. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person.

Information on Nominees and Directors

        Set forth below is certain biographical information with respect to the nominees, including the year in which the nominee's term would expire, if elected, and with respect to each of the Class I and Class III directors whose terms will continue after the Meeting. The nominees for Class II directors are indicated by an asterisk.

Name	Age	Position	Director Since	Year Term Expires, If Elected, and Class
David M. Lederman, Ph.D	59	Chairman of the Board of Directors President and Chief Executive Officer	1981	2005-Class I
Desmond H. O'Connell, Jr.	67	Director	1995	2005-Class I
*John F. O'Brien	60	Director	1989	2006-Class II
*Henri A. Termeer	57	Director	1987	2006-Class II
*Dorothy E. Puhy	51	Director	2003	2006-Class II
W. Gerald Austen, M.D	73	Director	1985	2004-Class III
Paul B. Fireman	59	Director	1987	2004-Class III

        Dr. David M. Lederman founded the Company in 1981 and has served as Chairman of the Board and Chief Executive Officer since that time and as President for the majority of time. Prior to 1981, Dr. Lederman was Chairman of the Medical Research Group at the Everett subsidiary of Avco Corporation, which he joined in 1972. Dr. Lederman is a member of the National Academy of Engineering and serves on Engineering Advisory Boards at Cornell University and at the University of California (San Diego). He holds various degrees in Physics and Engineering, including a Ph.D. degree in Aerospace Engineering from Cornell University.

        Mr. Desmond H. O'Connell, Jr. has served as Director of the Company since 1995. He is currently the Chairman and a Director of Serologicals Corporation and is also an independent management consultant. From December 1992 until December 1993, he served as the Chairman, Management Committee, of Pharmakon Research International, Inc. During 1991, he briefly served as Chairman of the Board and Chief Executive Officer of Osteotech, Inc. Mr. O'Connell was with the BOC Group, PLC in senior management positions from 1983 to 1990. From April 1990 until September 1990, Mr. O'Connell was President and Chief Executive Officer of BOC Health Care. From 1986 to April 1990, he was Group Managing Director of BOC Group, PLC. Prior to joining BOC, Mr. O'Connell held various positions at Baxter Laboratories, Inc., including Chief Executive of the Therapeutic and

Diagnostic Division and Vice President, Corporate Development. Mr. O'Connell was a Director of Chryslais International Corporation from 1991 through May 1999.

        Mr. John F. O'Brien has served as a Director of the Company since 1989. From 1989 to 2002, Mr. O'Brien served as President and Chief Executive Officer of Allmerica Financial Corporation (formerly State Mutual Life Assurance Company of America). Mr. O'Brien is also a current Director of Allmerica Financial Corporation. From 1972 until 1989, Mr. O'Brien was employed by Fidelity Investments in various capacities, including as Group Managing Director of FMR Corp. Mr. O'Brien is also a Director of Cabot Corporation and TJX Companies, Inc.

        Mr. Henri A. Termeer has served as a Director of the Company since 1987. Mr. Termeer joined Genzyme Corporation as president in 1983, became its Chief Executive Officer in 1985, and chairman in 1988. Mr. Termeer is a member of the Harvard Medical School Board of Fellows, Chairman of the Harvard Medical School Genetics Advisory Council, and Chairman of the New England Healthcare Institute (NEHI). He also serves on the board of directors of the Biotechnology Industry Organization (BIO), the Pharmaceutical Research and Manufacturers of America (PhRMA) and is a trustee of Hambrecht & Quist Healthcare Investors and Hambrecht & Quist Life Sciences Investors.

        Ms. Dorothy E. Puhy has served as a Director of the Company since 2003. Ms. Puhy is currently Senior Vice President, Chief Financial Officer and Assistant Treasurer for the Dana-Farber Cancer Institute, an institution she has served since 1994. From 1985 to 1994 Ms. Puhy held various financial positions at the New England Medical Center Hospitals, Inc., including Chief Financial Officer from 1989 to 1994. Ms. Puhy is also a Director and chair of the Audit Committee of Reebok International Ltd.

        Dr. W. Gerald Austen, M.D., has served as a Director of the Company since 1985. Since 1974 he has been the Edward D. Churchill Professor of Surgery at Harvard Medical School and at Massachusetts General Hospital. From 1969 to 1997, Dr. Austen was Chief of the Surgical Services at Massachusetts General Hospital. Dr. Austen is the former President of the American College of Surgeons, the American Association for Thoracic Surgery, the American Surgical Association and the Massachusetts and American Heart Associations. Dr. Austen is a member of the Institute of Medicine of the National Academy of Sciences, a Fellow of the American Academy of Arts and Sciences, a life member of the corporation of the Massachusetts Institute of Technology and Chairman of the Board of Trustees of the John S. and James L. Knight Foundation.

        Mr. Paul B. Fireman has served as a Director of the Company since 1987. Mr. Fireman has served as Chief Executive Officer and as a Director of Reebok International Ltd., which he founded, from 1979 to the present. He has served as Reebok's Chairman of the Board of Directors from 1985 to the present. He has also served as Reebok's President from 1989 to the present, after initially serving as President from 1979 to 1987. Mr. Fireman has served as the Chairman of the Entrepreneurial Advisory Board of Babson College since 1995.

Meetings of the Board of Directors

        The Board of Directors held five meetings during the fiscal year ended March 31, 2003 and acted once by written consent. During the fiscal year ended March 31, 2003, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of which he or she was a member held during the period in which he or she was a Director.

        The Board of Directors has an Executive Committee, which is currently composed of David M. Lederman, Desmond H. O'Connell, Jr. and Paul B. Fireman. The Executive Committee has, and may exercise, all the powers and authority of the Board of Directors, except those which by law may not be delegated to it by the Board of Directors. The Executive Committee did not act during the fiscal year ended March 31, 2003.

        The Board of Directors has an Audit Committee, which is currently composed of W. Gerald Austen, John F. O'Brien and Desmond H. O'Connell, Jr. The responsibilities of the Audit Committee are detailed in the Company's Audit Committee Charter, adopted in May 2000. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent accountants. In addition, the Audit Committee's responsibilities include reviewing the adequacy and effectiveness of accounting and financial controls, reviewing the Company's financial reporting practices, meeting with the Company's auditors to review the results of the annual audit and quarterly reviews and reviewing the implementation by management of recommendations made by the independent accountants. The Audit Committee met thirteen times during the fiscal year ended March 31, 2003.

        The Company has a Compensation Committee, which is currently composed of Paul B. Fireman, John F. O'Brien and Henri A. Termeer. The functions of the Compensation Committee include establishing the compensation and bonuses of executive officers, determining the persons to whom both incentive stock options and non-qualified stock options will be granted and adopting rules and making other determinations with respect to the administration of the 1992 Combination Stock Option Plan (the "Combination Plan"), the Employee Stock Purchase Plan, the ABIOMED Retirement Savings Plan (401(k) Plan), the 1998 Equity Incentive Plan and the 2000 Stock Incentive Plan. During the fiscal year ended March 31, 2003, the Compensation Committee held three meetings.

        The Company has a Nominating Committee, which is currently composed of Henri A. Termeer, W. Gerald Austen and Desmond H. O'Connell, Jr. The nominating committee is responsible for reviewing the qualifications of potential nominees for election to the Board of Directors and recommending to the Board of Directors the election of directors of the Company. Stockholders may make nominations for the election of directors by delivering notice in writing to the secretary of the Company not less than 45 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors. The Nominating Committee did not meet during the fiscal year ended March 31, 2003.

Securities Beneficially Owned by Certain Persons

        The following table sets forth certain information as of June 20, 2003 with respect to the beneficial ownership of the Company's Common Stock of each director and nominee for director, each named executive officer in the Summary Compensation Table under "Executive Compensation," below, all directors and current executive officers of the Company as a group, and each person known by the Company to be the beneficial owner of five percent or more of the Company's common stock. This information is based upon information received from or on behalf of the individuals named therein.

Name	Shares of Stock Beneficially Owned (1)	Percent of Class
Dr. David M. Lederman (2)(3)	2,309,750	10.9%
c/o ABIOMED, Inc. 22 Cherry Hill Drive Danvers, MA 01923
Genzyme Corporation	2,307,692	11.0%
One Kendall Square Cambridge, MA 02139
John J.F. Sherrerd (7)	1,076,460	5.1%
Sherrerd & Co. One Tower Bridge West Conshohocken, PA 19428
Dr. W. Gerald Austen (3)	63,200	*
Paul B. Fireman (3)	438,339	2.1%
John F. O'Brien (3)	178,071	*
Desmond H. O'Connell, Jr. (3)	101,071	*
Henri A. Termeer (3)(4)	2,377,243	11.3%
Dorothy E. Puhy	0	*
Anthony W. Bailey (3)	125,853	*
Dr. Edward E. Berger (3)	7,500	*
Dr. Robert T.V. Kung (3)(5)	517,228	2.4%
Eugene D. Rabe (3)	225,000	1.1%
All Current Executive Officers and Directors	6,537,534	29.3%
As a group (13 persons) (2)(3)(4)(5)(6)

*
Less than 1%.
(1)
Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.
(2)
Includes 1,094,696 shares held by Dr. Lederman's spouse, as to which Dr. Lederman disclaims beneficial ownership.
(3)
Includes the following shares subject to currently exercisable options (includes options that will become exercisable within 60 days of June 20, 2003): Dr. Lederman—172,500; Dr. Austen—40,000; Mr. Fireman—40,000; Mr. O'Brien—40,000; Mr. O'Connell—55,000; Mr. Termeer—40,000; Mr. Bailey—125,500; Dr. Berger—7,500; Dr. Kung—313,000; and Mr. Rabe—225,000.
(4)
Includes 2,307,692 shares held by Genzyme Corporation, as to which Mr. Termeer disclaims beneficial ownership. Mr. Termeer is the Chief Executive Officer of Genzyme.
(5)
Includes 100,200 shares held by Dr. Kung's spouse, as to which Dr. Kung disclaims beneficial ownership, and 104,028 shares held in trust for the benefit of Dr. Kung.
(6)
Includes the following shares owned by the following executive officers: William J. Bolt—2,000 and Charles B. Haaser—2,379. Includes the following shares subject to currently exercisable options held by the following executive officers (includes options that will become exercisable within 60 days of June 20, 2003): William J. Bolt—178,500 and Charles B. Haaser—11,400.
(7)
The Company has received a copy of a report on Schedule 13G, with a signature dated December 23, 2002, filed by John J.F. Sherrerd. The report states that Mr. Sherrerd is the beneficial owner of the shares, has sole power to vote and direct the disposition of 1,008,460 shares and shares power to vote and direct the disposition of 68,000 shares.

Executive Compensation

        The following table sets forth the compensation during the last three fiscal years of (i) the Chief Executive Officer of the Company, and (ii) the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the last fiscal year and whose annual salary and bonus exceeded $100,000 for services in all capacities to the Company during the last fiscal year (the "named executive officers"). Base salaries for the Chief Executive Officer and the named executive officers were frozen as of March 31, 2003. The options granted during fiscal 2003 set forth in the table below were granted on June 25, 2002.

Summary Compensation Table

Long Term Compensation Awards
Annual Compensation
Securities Underlying Options (#)
Name and Principal Position	Fiscal Year Ended 3/31	Salary ($)	Bonus ($)		Other Annual Compensation ($)		All Other Compensation ($)(1)
Dr. David M. Lederman Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	$309,000 300,000 300,000	$46,800 137,500 100,000	(2)	— — —	50,000 50,000 100,000	$36,170 37,619 36,444
Anthony W. Bailey Vice President—Business Development	2003 2002 2001	$167,500 160,000 157,500	$80,000 30,000 —		— — —	25,000 5,000 40,000	$6,691 6,234 4,991
Dr. Edward E. Berger Vice President—Strategic Planning and External Communication	2003 2002 2001	$171,250 157,500 37,500	$30,000 30,000 50,000		— — —	30,000 25,000 —	$6,855 3,493 471
Dr. Robert T.V. Kung Senior Vice President—Chief Scientific Officer	2003 2002 2001	$206,000 197,500 186,250	$40,000 50,000 200,000		— — —	50,000 20,000 40,000	$7,370 11,337 9,000
Eugene D. Rabe Senior Vice President—Chief Sales Officer	2003 2002 2001	$190,550 181,250 167,500	$65,000 20,000 100,000		— — —	50,000 20,000 40,000	$6,028 6,369 5,544

(1)
Includes for the fiscal year ended March 31, 2003 (a) the following matching contributions to the ABIOMED Retirement Savings Plan for fiscal 2003: Dr. Lederman—$1,500; Mr. Bailey—$1,500; Dr. Berger—$1,500; Dr. Kung—$1,500 and Mr. Rabe—$1,500; (b) the following profit sharing allocations under the ABIOMED Retirement Savings Plan contributions paid in fiscal 2003, subject to applicable vesting based on years of service: Dr. Lederman—$3,072; Mr. Bailey—$3,072; Dr. Berger—$3,072; Dr. Kung—$3,072 and Mr. Rabe—$3,072; (c) the following life insurance premiums paid for term life insurance in excess of $50,000 in fiscal 2003: Dr. Lederman—$30,203; Mr. Bailey—$513; Dr. Berger—$1,509; Dr. Kung—$1,868 and Mr. Rabe—$596; (d) the following long-term disability insurance premiums for fiscal 2003: Dr. Lederman—$1,395; Mr. Bailey—$756; Dr. Berger—$774; Dr. Kung—$930 and Mr. Rabe—$860; and (e) the following award paid in fiscal 2003 in connection with a newly issued patent: Mr. Bailey—$850.

  Includes for the fiscal year ended March 31, 2002 (a) the following matching contributions to the ABIOMED Retirement Savings Plan for fiscal 2002: Dr. Lederman—$1,500; Mr. Bailey—$1,500; Dr. Berger—$1,500; Dr. Kung—$1,500 and Mr. Rabe—$1,500; (b) the following profit sharing allocations under the ABIOMED

  Retirement Savings Plan contributions paid in fiscal 2002, subject to applicable vesting based on years of service: Dr. Lederman—$3,640; Mr. Bailey—$3,640; Dr. Kung—$3,640 and Mr. Rabe—$3,640; (c) the following life insurance premiums paid for term life insurance in excess of $50,000 in fiscal 2002: Dr. Lederman—$30,239; Mr. Bailey—$486; Dr. Berger—$1,408; Dr. Kung—$1,812 and Mr. Rabe—$564; (d) the following long-term disability insurance premiums for fiscal 2002: Dr. Lederman—$1,140; Mr. Bailey—$608; Dr. Berger—$585; Dr. Kung—$735 and Mr. Rabe—$665; and (e) the following awards paid in fiscal 2002 in connection with newly issued patents: Dr. Lederman—$1,100; Dr. Kung—$3,650.

  Includes for the fiscal year ended March 31, 2001 (a) the following matching contributions to the ABIOMED Retirement Savings Plan for fiscal 2001: Dr. Lederman—$1,500; Mr. Bailey—$1,500; Dr. Kung—$1,500 and Mr. Rabe—$1,500; (b) the following profit sharing allocations under the ABIOMED Retirement Savings Plan contributions paid in fiscal 2001, subject to applicable vesting based on years of service: Dr. Lederman—$2,731; Mr. Bailey—$2,490; Dr. Kung—$2,731 and Mr. Rabe—$2,731; (c) the following life insurance premiums paid for term life insurance in excess of $50,000 in fiscal 2001: Dr. Lederman—$30,291; Mr. Bailey—$485; Dr. Berger—$323; Dr. Kung—$1,690 and Mr. Rabe—$522; (d) the following long-term disability insurance premiums for fiscal 2001: Dr. Lederman—$1,422; Mr. Bailey—$516; Dr. Berger—$148; Dr. Kung—$879 and Mr. Rabe—$791; and (e) the following awards paid in fiscal 2001 in connection with newly issued patents: Dr. Lederman—$500; Dr. Kung—$2,200.

(2)
$100,000 of the bonus paid to Dr. Lederman during fiscal 2002 represents an amount deferred at his request from the amount that would have been paid, and was provided for, in fiscal 2001. At the request of Dr. Lederman, the compensation committee had deferred Dr. Lederman's receipt of a portion of his bonus until the first patient participating in the AbioCor clinical trials had survived for more than sixty days after receipt of the AbioCor. The bonus granted to Dr. Lederman for fiscal 2002 also includes $37,500 granted to Dr. Lederman for his performance during fiscal 2002.

        The following tables set forth certain information with respect to option grants and exercises to the named executive officers.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (2)
	Number of Shares Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal 2003
			Exercise Price Per Share ($/Sh)
Name				Expiration Date
					5%($)	10%($)
Dr. David M. Lederman	50,000	6.6%	$6.75	06/25/12	$212,252	$537,888
Anthony W. Bailey	25,000	3.3%	$6.75	06/25/12	$106,126	$268,944
Dr. Edward E. Berger	30,000	4.0%	$6.75	06/25/12	$127,351	$322,733
Dr. Robert T.V. Kung	50,000	6.6%	$6.75	06/25/12	$212,252	$537,888
Eugene D. Rabe	50,000	6.6%	$6.75	06/25/12	$212,252	$537,888

(1)
The options granted to Dr. Lederman, Mr. Bailey, Dr. Berger, Dr. Kung and Mr. Rabe were granted on June 25, 2002, under the 2000 Stock Incentive Plan and become exercisable in three annual installments of 30%, 30% and 40% commencing two years from the date of grant such that they will be fully exercisable four years after the date of grant.

(2)
The assumed rates are compounded annually for the full term of the options.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options Held at March 31, 2003(#)		Value of Unexercised In-the-Money Options Held at March 31, 2003($)(1)
	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. David M. Lederman	—	—	95,000	235,000	—	—
Anthony W. Bailey	—	—	85,000	85,000	—	—
Dr. Edward E. Berger	—	—	6,000	49,000	—	—
Dr. Robert T.V. Kung	—	—	277,000	116,000	—	—
Eugene D. Rabe	—	—	186,250	118,750	—	—

(1)
Based upon the $3.90 closing price of the Company's Common Stock on March 31, 2003 on the Nasdaq National Market minus the respective option exercise price.

Equity Compensation Plans

        The following table provides information as of March 31, 2003 regarding securities authorized for issuance under the Company's equity compensation plans, including individual compensation arrangements. The equity compensation plans of the Company include the 1989 Non-Qualified Stock Option Plan for Non-Employee Directors, the 1992 Combination Stock Option Plan, the 1998 Equity Incentive Plan, the 2000 Stock Incentive Plan and the Employee Stock Purchase Plan. All of these equity compensation plans have been approved by the Company's stockholders.

Equity Compensation Plan Information

Plan Category	Number of shares to be issued upon exercise of outstanding options(1)	Weighted-average exercise price of outstanding options	Number of shares remaining for future issuance under equity compensation plans
Equity compensation plans approved by stockholders:
Stock option plans	3,100,292	$9.35	902,494
Employee Stock Purchase Plan	—	—	34,187
Equity compensation plans not approved by stockholders	—	—	—
Total	3,100,292		936,681

(1)
Includes options to purchase 200,000 shares of Common Stock under the 1989 Non-Qualified Stock Option Plan for Non-Employee Directors, 1,286,042 shares of Common Stock under the 1992 Combination Stock Option Plan, 673,000 shares of Common Stock under the 1998 Equity Incentive Plan and 941,250 shares of Common Stock under the 2000 Stock Incentive Plan.

Compensation of Directors

        Directors who are not employees of the Company receive an annual retainer of $15,000 or an equivalent value of the Company's Common Stock, at the individual's option, and $1,200 for attendance at in-person meetings of the Board of Directors, $1,000 for attendance at meetings of committees of the Board of Directors and $600 for attendance at all telephonic meetings. The Chair of the Audit Committee receives $1,500 for attendance at meetings of such committee.

        The Company has a 1989 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Directors Plan"). Under the Directors Plan, options to purchase Common Stock are granted to directors of the Company who are not employees of the Company and who do not own or are not affiliated with any person who owns, directly or indirectly, more than fifteen percent (15%) of the Company's outstanding voting stock (the "Eligible Directors"). The Current Eligible Directors, are Dr. Austen, Ms. Puhy, and Messrs. Fireman, O'Brien, Termeer and O'Connell. Each of these Eligible Directors, with the exception of Ms. Puhy, who was not a director at the time of the grant, was granted 5,000 options under the Directors Plan on May 21, 2003. These granted options have an exercise price of $4.71 per share and vest in full on August 6, 2003. On June 26, 2003, Ms. Puhy was granted 25,000 options under the Directors Plan. These granted options have an exercise price of $5.40 per share and vest in annual installments of 20% commencing on June 26, 2004.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        The Compensation Committee consists of Paul B. Fireman, John F. O'Brien and Henri A. Termeer. No member of the Compensation Committee is a former or current officer or employee of the Company. Dr. Lederman, while not a member of the Compensation Committee, makes recommendations to the Compensation Committee regarding executive officer compensation, including the awards of stock options, and often participates in the Committee's deliberations but does not vote on such matters. None of the Company's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.

Compensation Committee Report on Executive Compensation

        The primary objectives of the Compensation Committee in developing executive compensation policies are to attract and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of its executive officers with the stockholders of the Company. The compensation of executive officers consists of base compensation, bonus, the grant of options and participation in benefit plans generally available to employees.

        In setting overall compensation for the last fiscal year, the Compensation Committee reviewed the recommendations of the Chief Executive Officer and strove to maintain base compensation for the Company's executive officers at levels which the Compensation Committee believes are competitive with the compensation of comparable executive officers in similarly situated companies, while relying upon the Company's stock option plans and a bonus program to provide significant performance incentives.

        The Company maintains an informal bonus plan for its executive officers. Under the bonus plan, a bonus was determined for each executive officer (other than the Chief Executive Officer) based on Company performance and achievement of certain objective and subjective goals and the Chief Executive Officer's evaluation of the individual's performance. The goals established for each executive officer varies depending upon the responsibilities of the officer, and include goals based upon operating results, product development or regulatory milestones and the cost of achieving those milestones, and the achievement of certain sales objectives. Certain of the executive officers' goals, including certain of the Chief Executive Officer's goals, have milestones that do not directly correspond in timing with the Company's fiscal year-end and certain of the goals are measured in intervals of greater than one year. Accordingly, bonus amounts for which executive officers are eligible can vary from fiscal year to fiscal year. In granting these bonuses, the Committee gave substantial weight to and followed the Chief Executive Officer's recommendations.

        Each of the executives is eligible to receive grants of options under the 1998 Equity Incentive Plan and 2000 Stock Incentive Plan. In determining the number of options to be granted to each executive officer, the Compensation Committee reviews recommendations provided by the Chief Executive Officer based upon the officer's position of responsibility and anticipated contribution to the Company, the number of shares of Common Stock subject to options held or previously granted to the officer and the individual performance of the officer.

        For the fiscal year ended March 31, 2003, Dr. Lederman, the Chief Executive Officer of the Company, received a base salary of $309,000 and a bonus of $46,800. Dr. Lederman's base salary and bonus was determined by the Compensation Committee based upon review of industry references and Dr. Lederman's recommendation to keep his base salary at that level, notwithstanding the Compensation Committee's belief that this base salary and bonus were low compared to his responsibilities, importance and contributions to the Company.

Compensation Committee
Paul B. Fireman John F. O'Brien Henri A. Termeer

Report of the Audit Committee

        All three directors who are members of the Audit Committee are "independent" of the Company and management, as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

        In fulfilling its responsibilities, the Audit Committee conferred with PricewaterhouseCoopers LLP ("PwC"), the Company's independent accountants for the fiscal year ended March 31, 2003, regarding the overall scope and plans for PwC's audit of the Company's financial statements for the fiscal year ended March 31, 2003.

        The Audit Committee reviewed the Company's audited financial statements with management and PwC. The Audit Committee discussed with PwC the matters required to be discussed by Statement of Auditing Standards No. 61, including a discussion of PwC's judgments as to the quality, not just the acceptability, of the Company's reporting mechanisms and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from PwC the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed these documents with PwC, as well as other matters related to PwC's independence from management and the Company.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2003 for filing with the Securities and Exchange Commission.

        The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was included with the Company's filing of its Proxy Statement with the Securities and Exchange Commission dated July 9, 2001. In conjunction with its review of the Company's audited financial results, the Audit Committee reviewed this charter and determined that no modification was necessary.

Audit Committee
W. Gerald Austen John F. O'Brien Desmond H. O'Connell, Jr.

Performance Graph

        The following graph compares the yearly change in the cumulative total stockholder return for the Company's last five full fiscal years, based upon the market price of the Company's Common Stock, with the cumulative total return on the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Stocks-SIC Group Code 384 for that period. The performance graph assumes the investment of $100 on March 31, 1998 in the Company's Common Stock, the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Stocks—SIC Group Code 384, and the reinvestment of any and all dividends.

Comparison of Five Year—Cumulative Total Returns
Performance Graph for ABIOMED, Inc.
(Assumes $100 invested on last day of March 1998 and the reinvestment of all dividends.)

PROPOSAL No. 2
APPROVAL OF AMENDMENTS TO THE
2000 STOCK INCENTIVE PLAN

        On May 22, 2003, the Board of Directors of the Company amended, subject to stockholder approval, the Company's 2000 Stock Incentive Plan (the "Stock Incentive Plan") to increase the number of shares available for issuance under the Plan from 1,400,000 to 2,900,000 and for certain other purposes. If the Company's stockholders do not approve the amendments, the Stock Incentive Plan will remain in effect and the total number of shares that may be issued pursuant to awards granted under the Plan will remain at 1,400,000. Approval of the amendments to the Stock Incentive Plan requires the vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the Plan. As of June 30, 2003, 385,446 shares of Common Stock remained available for issuance under the Stock Incentive Plan.

        The following is a description of certain of the key provisions of the Stock Incentive Plan. The full text of the Stock Incentive Plan, as amended, is set forth at Appendix A.

        The purpose of the Stock Incentive Plan is to encourage and enable officers, directors, and employees of the Company to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. The Stock Incentive Plan was originally adopted by the Board of Directors on May 23, 2000 and approved by the Company's stockholders at the annual meeting of stockholders held on August 9, 2000.

        The Stock Incentive Plan provides for the grant of options, restricted stock, share performance awards and stock appreciation rights (collectively, "Awards") to officer, directors and employees of and consultants and advisors to the Company or its subsidiaries. As of June 30, 2003, 6 directors (excluding Dr. Lederman, who is also an officer of the Company) and 7 officers and approximately 235 non-officer employees were eligible to participate in the Plan.

        As amended, the Stock Incentive Plan will be administered by a committee (the "Plan Committee") of the Board of Directors consisting of all members of the Compensation Committee (not less than two persons) who qualify both as "Non-employee Directors" within the meaning of Section 16b-3 under the Securities Exchange Act of 1934 and as "Outside Directors" within the meaning of Section 162(m) of the Internal Revenue Code. The full Board of Directors may also act as the Plan Committee. In addition, the Board of Directors may establish an additional single-member committee (consisting of an executive officer) that may grant Awards to non-executive officers and make all other determinations under the Plan with respect such grants.

        The Plan Committee selects the individuals who receive Awards and determines the terms of each Award, subject to the provisions of the Plan. This Committee also has the power to make changes to outstanding Awards under the Plan, including the power to accelerate the vesting schedule of any Award and to extend the expiration date of any option or stock appreciation right. As amended, the Committee would have no authority to reduce the exercise price of any option after the date of grant.

        The Stock Incentive Plan authorizes the grant of options to purchase Common Stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, and options that do not so qualify. Incentive options may be granted under the Stock Incentive Plan to employees of the Company or any subsidiary, including directors and officers who are employees of the Company or any subsidiary. Nonqualified options may be granted under the Stock Incentive Plan to employees of the Company or any subsidiary and to directors, consultants and other persons who render services to the Company or any subsidiary, regardless of whether they are employees of the Company or any subsidiary.

        The exercise price of incentive options granted under the Stock Incentive Plan must equal or exceed the fair market value of the Common Stock on the date of grant. The exercise price of incentive options granted under the Plan to a person who owns more than 10% of the combined voting power of all classes of outstanding capital stock of the Company or any subsidiary (a "greater-than-ten-percent stockholder") must equal or exceed 110% of the fair market value of the Common Stock on the date of grant. The exercise price of nonqualified options granted under the Plan may be above or below the fair market value of the Common Stock.

        Each incentive option expires no later than ten years after the date of grant or, in the case of an option granted to a greater-than-ten-percent stockholder, five years after the date of grant. The aggregate fair market value (at the time of grant) of shares issuable pursuant to incentive options that are exercisable for the first time in any calendar year may not exceed $100,000, unless a greater amount is permitted by law. No person may be granted options under the Stock Incentive Plan to purchase more than 200,000 shares of Common Stock in any calendar year, including options that are subsequently forfeited, canceled or otherwise terminated.

        Except as otherwise provided by the Plan Committee, options are not transferable except by will or by the laws of descent and distribution, and during the holder's lifetime are exercisable only by the holder. The Plan Committee determines, in its discretion, how and when nonqualified options will terminate. Incentive stock options will terminate as follows:

  •
  If the option holder is an employee of the Company at the time of death, his or her incentive option may be exercised, to the extent exercisable at the time of death, until two years (or such other period as the Plan Committee may specify at any time) from the date of death or the stated expiration date of the option, whichever is earlier. In such instances, the option may be exercised by the option holder's legal representative or legatee.

  •
  If the option holder's employment with the Company terminates because of disability (as defined in the Stock Incentive Plan), his or her incentive option may be exercised, to the extent exercisable at the time of termination, for a period of one year (or such other period as the Plan Committee may specify at any time) from the date of termination of employment or the stated expiration date of the option, whichever is earlier.

  •
  If the option holder's employment with the Company terminates because of retirement in accordance with the Company's normal retirement policies, his or her incentive option is exercisable for a period of 90 days (or such other period as the Plan Committee may specify at any time) from the date of the termination of the option holder's employment or the stated expiration date of the option, whichever is earlier.

  •
  If the option holder's employment is terminated by the Company for cause (as defined in the Stock Incentive Plan), his or her incentive option will immediately terminate, unless, in its sole discretion, the Plan Committee allows the option holder to exercise the option for a period of 30 days from the termination date or the stated expiration date of the option, whichever is earlier.

  •
  If the option holder's employment with the Company terminates for any reason other than those listed above, his or her incentive option may be exercised, to the extent it was exercisable at the time of termination, for a period of 90 days (or such other period as the Plan Committee may specify at any time) from the date of termination of employment or until the stated expiration date of the option, whichever is earlier.

        The holder of an option may pay the purchase price for the shares subject to the option (a) in cash or by certified or bank check in an amount equal to the exercise price for such shares, (b) with the consent of the Plan Committee, in shares of Company Common Stock having a fair market value equal to the exercise price for such shares, (c) by delivery of irrevocable instructions to a broker to deliver to the Company cash or a check payable to the Company for the purchase price, provided that the holder and the broker enter into an indemnity agreement or any other agreement that the Plan Committee requires as a prerequisite to this method of payment, or (d) by any other means that the Plan Committee determines are consistent with the purposes of the Stock Incentive Plan and with applicable laws and regulations.

        Amendment of the Stock Incentive Plan.    The Stock Incentive Plan does not have a fixed duration; however incentive options may not be granted more than ten years after the date the Plan was approved by the Board of Directors. According to the terms of the Stock Incentive Plan, the Company's Board of Directors may amend or discontinue the Plan at any time. However, no amendment which will disqualify the Stock Incentive Plan from the Internal Revenue Code's incentive stock option requirements will be effective without the approval of the Company's stockholders.

        Federal Income Tax Information With Respect to the Stock Incentive Plan.    The holder of a nonqualified option recognizes no income for federal income tax purposes on the grant of the option. On the exercise of a nonqualified option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise. Such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

        The holder of an incentive option recognizes no income for federal income tax purposes on the grant of the option. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive option. If the holder does not dispose of the shares acquired upon exercise of the incentive option within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of those shares will be treated for federal income tax purposes as long-term capital gain if the shares were held for more than 12 months. If the holder sells the shares before the expiration of such two-year and one-year periods (a "disqualifying disposition"), the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option will be treated as compensation to the option holder taxable as ordinary income and the excess gain, if any, will be treated as capital gain. That capital gain will be long-term capital gain if the shares were held for more than 12 months.

        The excess of the fair market value of the underlying shares of Common Stock over the exercise price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax will be allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer's regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

        Generally, subject to certain limitations, the Company may deduct on its corporate income tax returns, in the year in which an option holder recognizes ordinary income upon (a) the exercise of a nonqualified option or (b) a disqualifying disposition of an incentive option, an amount equal to the amount recognized by the option holder as ordinary income upon the occurrence of such exercise or disqualifying disposition.

        New Plan Benefits.    The Company is unable to determine the dollar value and number of awards that may be received by or allocated to any of the persons who are eligible to participate in the Stock Incentive Plan because awards are granted by the Plan Committee on a discretionary basis.

        The Stock Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under Section 401(a) of the Internal Revenue Code.

        The Board of Directors recommends that you vote FOR the amendments to the 2000 Stock Incentive Plan.

PROPOSAL NO. 3
APPROVAL OF AMENDMENTS TO THE
1988 EMPLOYEE STOCK PURCHASE PLAN

        On May 22, 2003, the Board of Directors amended, subject to stockholder approval, the Company's 1988 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares available for purchase under the plan from 200,000 to 500,000 and for certain other purposes. If the Company's stockholders do not approve the amendments, the total number of shares that may be purchased under the Purchase Plan will remain at 200,000. Approval of these amendments to the Stock Purchase Plan requires the vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the Plan. As of June 30, 2003, 34,187 shares of Common Stock were available for purchase under the Purchase Plan.

        The purpose of the Purchase Plan is to provide substantially all employees of the Company with additional incentives by permitting them to acquire Common Stock of the Company at a slightly reduced price and without paying brokerage commissions through payroll withholding. The Purchase Plan was adopted by the Board of Directors of the Company in March 1988 and approved by the stockholders in September 1988.

        The following is a summary of certain material features of the Purchase Plan. The full text of the Purchase Plan, as amended, is set forth at Appendix B.

        Administration.    The Purchase Plan is administered by the Compensation Committee, which has authority to adopt rules and make other determinations with respect to administration of the Purchase Plan.

        Eligibility.    The Purchase Plan provides that all employees of the Company (including officers and directors) and its subsidiaries who have completed six months of employment on or before the first day of the applicable payment period are eligible to participate in the Purchase Plan. The term "employee" does not include an employee whose customary employment is 20 hours or less per week or is for not more than five months in any calendar year. No employee is eligible to participate under the Purchase Plan who immediately after an option is granted under the Purchase Plan owns more than five percent of the outstanding capital stock of the Company as measured by voting power or value. As of June 30, 2003, 6 officers and approximately 218 non-officer employees were eligible to participate in the Purchase Plan.

        An employee's rights under the Purchase Plan terminate when the employee ceases to be an employee because of retirement, resignation, lay-off, discharge, change of status, failure to remain in the customary employ of the Company for greater than 20 hours per week, or for any other reason, except death. In the case of death, the employee's beneficiary may elect either to withdraw all amounts credited to the employee's account or to remain in the plan until the end of that Payment Period and then terminate participation.

        Participation in the Plan and Purchase Price.    Eligible employees of the Company may elect to participate in the Purchase Plan by instructing the Company to withhold a specified dollar amount from each paycheck received during a six-month payment period (the periods April 1—September 30 and October 1—March 31) (each, a "Payment Period"). On the last business day of a Payment Period, the amount withheld is used to purchase Common Stock at a price equal to 85% of the lower of its market price (the closing price on the Nasdaq National Market) on the first business day of the Payment Period or its market price on the last business day of the Payment Period (the "Exercise Price"). Under the Purchase Plan, the number of shares purchased at the end of the Payment Period may not be more than twice the number of shares of Common Stock calculated by dividing (a) the employee's estimated payroll deductions for the Payment Period based upon the employee's deduction amount on the first day of the Payment Period by (b) the fair market value of the Company's Common Stock on the first day of the Payment Period. No employee may authorize deductions to purchase Common Stock under the Purchase Plan which exceed ten-percent of the employee's regular base pay and no employee may accrue the right to purchase Common Stock under the Purchase Plan to accrue at a rate which exceeds $25,000 of fair market value of such stock per year. As amended, the Purchase Plan would allow the Compensation Committee, in its discretion, to establish different Payment Periods.

        Amendment or Termination of Purchase Plan.    The Purchase Plan may be amended, suspended or terminated at any time by the Board of Directors, provided that stockholder approval of amendments will be required to the extent necessary to maintain the qualification of the Purchase Plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

        Duration of Purchase Plan.    The Purchase Plan continues for an indefinite term, subject to termination at any time by the Board of Directors.

        Federal Income Tax Information With Respect to the Stock Purchase Plan.    If an employee acquires shares of Common Stock pursuant to the Purchase Plan and does not dispose of them within two years after the commencement of the applicable offering period or within one year after the date on which the shares were acquired, any gain realized upon subsequent disposition is treated, for federal income tax purposes, as long-term capital gain, except for a portion that is taxable as ordinary income. The portion taxable as ordinary income is equal to the lesser of:

  •
  the excess of the fair market value of the shares on the date of disposition over the amount paid for the shares; or

  •
  the excess of the fair market value of the shares on the offering commencement date over the amount paid for the shares.

        In this situation, the Company does not receive a corresponding tax deduction. If the employee disposes of the shares at a price less than the price at which he or she acquired the shares, the employee realizes no ordinary income and has a capital loss measured by the difference between the purchase price and the selling price.

        If the employee disposes of shares acquired pursuant to the Purchase Plan within two years after the applicable offering commencement date or within one year after the date on which the shares were acquired, the difference between the purchase price and the fair market value of the shares at the time of purchase is taxable to the participant as ordinary income in the year of disposition. In this event, the Company may deduct from its gross taxable income an amount equal to the amount treated as ordinary income to the employee. Any excess of the selling price over the fair market value at the time the employee purchased the shares is taxable as long-term capital gain if the shares were held for more than 12 months and short-term capital gain if the shares were held for 12 months or less. If the participant disposes of any shares within either the two-year or one-year periods at a price less than the fair market value at the time of purchase, the participant realizes the same amount of ordinary income (that is, the difference between the purchase price and the fair market value of the shares at the time of purchase), and the participant recognizes a capital loss equal to the difference between the fair market value of the shares at the time of purchase and the selling price.

        If a participating employee dies while owning shares acquired under the Purchase Plan, ordinary income may be reportable on the employee's final income tax return.

        The Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under Section 401(a) of the Internal Revenue Code.

        New Plan Benefits.    Because participation in the Purchase Plan is voluntary, the Company is unable to determine the dollar value or amounts that may be received by or allocated to any of the persons who are eligible to participate in the Purchase Plan.

        Future Amendments to the Purchase Plan.    The Company's Board of Directors may, in its discretion, terminate or amend the Purchase Plan at any time, except that no such termination may affect options previously granted, nor may any amendment make a change in any option previously granted which would adversely affect the rights of an option holder under the plan.

        The Board of Directors recommends that you vote FOR the amendments to the 1988 Employee Stock Purchase Plan.

OTHER MATTERS

Independent Public Accountants

        On June 6, 2002, the Company dismissed its independent accountants, Arthur Andersen LLP, and engaged PwC as its new independent accountants. The change in accountants became effective on June 6, 2002. This determination followed the Company's decision to seek proposals from independent accountants to audit its financial statements, and was unanimously approved by the Board of Directors upon the recommendation of the Audit Committee. PwC was engaged to audit the Company's financial statements for the fiscal years ending March 31, 2002 and March 31, 2003.

        The Board of Directors has not yet selected an independent accountant to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 2004. At an upcoming meeting, the Audit Committee will recommend to the Board the selection of the Company's independent accountant for the current fiscal year.

        The audit report of Arthur Andersen on the Company's financial statements for the fiscal years ended March 31, 2001 and 2000 and the audit report of PwC on the Company's financial statements for the fiscal years ended March 31, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the three fiscal years ended March 31, 2002, and the subsequent interim period through June 6, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two fiscal years ended March 31, 2002, or within the interim period through June 6, 2002.

        During the two fiscal years ended March 31, 2002, and the subsequent interim period through June 6, 2002, the Company did not consult with PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        A representative of PwC will be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he so desires.

Audit and Related Fees

Audit Fees

        Audit fees include fees paid by the Company to its auditors in connection with the annual audit of the Company's financial statements and the auditor's review of the Company's interim financial statements. The aggregate fees billed to the Company by PwC for audit services totaled approximately $119,000 for fiscal 2003. The aggregate fees billed to the Company by Arthur Andersen for audit services totaled approximately $10,500 for fiscal 2002 and the aggregate fees billed to the Company by PwC for the audit of the Company's financial results for the three fiscal years ended March 31, 2002 totaled approximately $601,420.

Audit Related Fees

        Audit related fees include fees paid by the Company to its auditors for services related to accounting consultations and internal control review. There were no audit-related fees paid by the Company for either fiscal 2003 or fiscal 2002.

Tax Fees

        Tax fees include fees paid by the Company to its auditors for corporate tax compliance and tax advisory services. The aggregate tax related fees billed to the Company by PwC in fiscal 2003 totaled approximately $53,500, and the aggregate tax related fees billed to the Company by Arthur Andersen in fiscal 2002 totaled approximately $66,800.

All Other Fees

        All other fees include fees paid by the Company to its auditors for all other services rendered by the auditor to the Company. There were no fees billed to the Company by Arthur Andersen for other services during fiscal 2002 and the aggregate fees billed to the Company by PwC for all other services totaled approximately $3,000 in fiscal 2003.

        The Audit Committee has determined that PwC's services to the Company were at all times compatible with that firm's independence.

Reporting Under Section 16(a) of the Securities and Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and furnish the Company with copies of such Forms.

        Based solely upon review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to the fiscal year ended March 31, 2003 and on written representations from certain reporting persons that were not required to file Forms 5 with respect to the Company's most recent fiscal year, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner, with the exception that one Form 3 required to be filed by a newly appointed officer was filed after the ten day deadline.

Other Proposed Action

        The Board of Directors knows of no other business to come before the Meeting. However, if any other business should properly be presented to the Meeting, the proxies will be voted in accordance with the judgment of the person or persons holding the proxies.

Stockholder Proposals

        Proposals which stockholders intend to present at the Company's 2004 Annual Meeting of Stockholders and wish to have included in the Company's proxy materials must be received by the Company no later than March 12, 2004.

        Any stockholder proposal to be considered at the Company's 2004 Annual Meeting of Stockholders, but not included in the proxy materials, must be submitted in writing by May 25, 2004, or the persons appointed as proxies may exercise their discretionary voting authority with respect to that proposal.

Incorporation by Reference

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee Report on Executive Compensation" and "Performance Graphs" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Annual Report and Form 10-K

        Additional copies of the Annual Report to Stockholders for the fiscal year ended March 31, 2003 and copies of the Company's annual report on Form 10-K for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to: Investor Relations, ABIOMED, Inc., 22 Cherry Hill Drive, Danvers, Massachusetts 01923.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

Appendix A

ABIOMED, Inc.

2000 STOCK INCENTIVE PLAN

As amended and restated May 22, 2003

ABIOMED, Inc.

2000 STOCK INCENTIVE PLAN

  Section 1. General Purpose of the Plan; Definitions.

        The name of the plan is the ABIOMED, Inc. 2000 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable officers, directors, and employees of ABIOMED, Inc. (the "Company") and its Subsidiaries and other persons to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights.

        "Board" means the Board of Directors of the Company.

        "Cause" means (i) any material breach by the participant of any agreement to which the participant and the Company are both parties, and (ii) any act or omission justifying termination of the participant's employment for cause, as determined by the Committee.

        "Change of Control" shall have the meaning set forth in Section 15.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Conditioned Stock Award" means an Award granted pursuant to Section 6.

        "Committee" shall have the meaning set forth in Section 2.

        "Disability" means disability as set forth in Section 22(e)(3) of the Code.

        "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 17.

        "Eligible Person" shall have the meaning set forth in Section 4.

        "Fair Market Value" on any given date means the price per share of the Stock on such date as reported by a nationally recognized stock exchange, or, if the Stock is not listed on such an exchange, as reported by NASDAQ, or, if the Stock is not quoted on NASDAQ, the fair market value of the Stock as determined by the Committee.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means any director who: (i) is not currently an officer of the Company or a parent or subsidiary of the Company (an "Affiliate"), or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

        "Non-Statutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

        "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance Share Award" means an Award granted pursuant to Section 8.

        "Stock" means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means an Award granted pursuant to Section 9.

        "Subsidiary" means a subsidiary as defined in Section 424 of the Code.

        "Unrestricted Stock Award" means Awards granted pursuant to Section 7.

  Section 2. Administration of Plan; Committee Authority to Select Participants and Determine Awards.

        (a)    Committee.    The Plan shall be administered by a committee of the Board (the "Committee") consisting of all members of the Compensation Committee of the Company (not less than two (2) persons) who qualify as both an Outside Director and a Non-Employee Director (each as defined above), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director of a Non-Employee Director. The Board of Directors may act as the Committee at any time. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof. The Board may establish an additional single-member committee (consisting of an executive officer) that shall have the power and authority to grant Awards to non-executive officers and to make all other determinations under the Plan with respect thereto.

        (b)    Powers of Committee.    The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

          (i)    to select the persons to whom Awards may from time to time be granted;

          (ii)   to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

          (iii)  to determine the number of shares to be covered by any Award;

          (iv)  to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant's consent; and provided further, however, that, except as provided in Section 3(c), the Committee shall have no authority to change the exercise or purchase price of or otherwise reprice any Stock Option after the initial grant of the Stock Option;

          (v)   to accelerate the exercisability or vesting of all or any portion of any Award;

          (vi)  subject to the provisions of Section 5(b), to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised;

          (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

          (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

  Section 3. Shares Issuable under the Plan; Mergers; Substitution.

        (a)    Shares Issuable.    The maximum number of shares of Stock with respect to which Awards (including Stock Appreciation Rights) may be granted under the Plan shall be two million and nine hundred thousand (2,900,000). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Subject to such overall limitation, any type or types of Award may be granted with respect to shares, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

        (b)    Limitation on Awards.    In no event may any Plan participant be granted Awards under this Plan (including Stock Appreciation Rights) with respect to more than two hundred thousand (200,000) shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

        (c)    Stock Dividends, Mergers, etc.    In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Section 3(a) and Section 3(b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.

        (d)    Substitute Awards.    The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

  Section 4. Eligibility.

        Awards may be granted to officers, directors, and employees of and consultants and advisers to the Company or its Subsidiaries ("Eligible Persons").

  Section 5. Stock Options.

        The Committee may grant to Eligible Persons options to purchase stock.

        Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

        No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the earlier of (i) the date of adoption of the Plan by the Board, or (ii) the date on which the Plan is approved by the stockholders as set forth in Section 17.

        The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 13 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

        (a)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

        (b)    Option Term.    The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

        (c)    Exercisability; Rights of a Shareholder.    Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

        (d)    Method of Exercise.    Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

          (i)    In cash or by certified or bank check or other instrument acceptable to the Committee;

          (ii)   If permitted by the Committee, in its discretion, in the form of shares of Stock that are not then subject to restrictions and that have been owned by the optionee for a period of at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

          (iii)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

          (iv)  By any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee) which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations.

        The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

        (e)    Non-transferability of Options.    Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

        (f)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which incentive stock options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

        (g)    Form of Settlement.    Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

  Section 6. Restricted Stock Awards.

        (a)    Nature of Restricted Stock Award.    The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"), including continued employment and/or achievement of pre-established performance goals and objectives.

        (b)    Acceptance of Award.    A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

        (c)    Rights as a Shareholder.    Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

        (d)    Restrictions.    Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

        (e)    Vesting of Restricted Stock.    The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such preestablished performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

        (f)    Waiver, Deferral and Reinvestment of Dividends.    The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

  Section 7. Unrestricted Stock Awards.

        (a)    Grant or Sale of Unrestricted Stock.    The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan ("Unrestricted Stock") at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

        (b)    Restrictions on Transfers.    The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

  Section 8. Performance Share Awards.

        (a)    Nature of Performance Shares.    A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares.

  Section 9. Stock Appreciation Rights.

        The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the "Request"), a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (i) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

  Section 10. Termination of Stock Options and Stock Appreciation Rights.

        (a)    Incentive Stock Options:

          (i)    Termination by Death.    If any participant's employment by the Company and its Subsidiaries terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of two (2) years (or such other period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

          (ii)    Termination by Reason of Disability or Normal Retirement.

            (A)  Any Incentive Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one (1) year (or such other period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

            (B)  Any Incentive Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such other period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

            (C)  The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.

            (D)  Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this Section 10(a)(ii) for the exercise of an Incentive Stock Option shall extend such period for two (2) years from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (iii)    Termination for Cause.    If any participant's employment by the Company and its Subsidiaries has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (iv)    Other Termination.    Unless otherwise determined by the Committee, if a participant's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for ninety (90) days (or such other period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

        (b)    Non-Statutory Stock Options and Stock Appreciation Rights.    Any Non-Statutory Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

  Section 11. Tax Withholding.

        (a)    Payment by Participant.    Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

        (b)    Payment in Shares.    A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock owned by the participant for a period of at least six months and with an aggregate Fair Market Value (as of the date the minimum withholding is effected) that would satisfy the withholding amount due.

  Section 12. Transfer, Leave of Absence, Etc.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (i)    a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

          (ii)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

  Section 13. Amendments and Termination.

        The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent or violate the provisions of Section 2(b)(iv). However, no such amendment, unless approved by the stockholders of the Company, shall be effective if it would cause the Plan to fail to satisfy the incentive stock option requirements of the Code.

  Section 14. Status of Plan.

        With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the

Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

  Section 15. Change of Control Provisions.

        (a)   Upon the occurrence of a Change of Control as defined in this Section 15:

          (i)    subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

          (ii)   the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, specified by the Committee; or

          (iii)  each outstanding Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

        (b)   "Change of Control" shall mean the occurrence of any one of the following events:

          (i)    any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

          (ii)   the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty-five percent (65%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (iii)  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

  Section 16. General Provisions.

        (a)    No Distribution; Compliance with Legal Requirements.    The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

        (b)    Delivery of Stock Certificates.    Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

        (c)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

  Section 17. Effective Date of Plan.

        The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders.

  Section 18. Governing Law.

        This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

  Section 19. Amended and Restated Plan.

        This Plan amends and restates in its entirety the Plan as originally adopted by the Board of Directors and the stockholders in 2000.

* * *

Appendix B

ABIOMED, Inc.

1988 EMPLOYEE STOCK PURCHASE PLAN

Dated as of March 16, 1988

As Amended and Restated June 22, 1988

As Amended November 21, 1996

As Amended and Restated May 22, 2003

1. PURPOSE	3
2. ELIGIBLE EMPLOYEES	3
3. STOCK SUBJECT TO THE PLAN	3
4. PAYMENT PERIODS AND STOCK OPTIONS	3
5. EXERCISE OF OPTION	4
6. AUTHORIZATION FOR ENTERING PLAN	4
7. MAXIMUM AMOUNT OF PAYROLL DEDUCTIONS	5
8. UNUSED PAYROLL DEDUCTIONS	5
9. CHANGE IN PAYROLL DEDUCTIONS	5
10. WITHDRAWAL FROM THE PLAN	5
11. ISSUANCE OF STOCK	5
12. NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS	5
13. TERMINATION OF EMPLOYEE'S RIGHTS	5
14. DESIGNATION OF BENEFICIARY	6
15. TERMINATION AND AMENDMENTS TO PLAN	6
16. LIMITATIONS OF SALE OF STOCK PURCHASED UNDER THE PLAN	6
17. COMPANY'S PAYMENT OF EXPENSES RELATED TO PLAN	7
18. PARTICIPATING SUBSIDIARIES	7
19. ADMINISTRATION OF THE PLAN	7
20. OPTIONEES NOT STOCKHOLDERS	7
21. APPLICATION OF FUNDS	7
22. GOVERNMENTAL REGULATION	7
23. TRANSFERABILITY	7
24. EFFECT OF CHANGES OF COMMON STOCK	8
25. MERGER OR CONSOLIDATION	8
26. WITHHOLDING OF ADDITIONAL FEDERAL INCOME TAX	8
27. EFFECTIVE DATE: APPROVAL OF STOCKHOLDERS	8

ABIOMED, INC.

1988 EMPLOYEE STOCK PURCHASE PLAN

Dated as of March 16, 1988

As Amended and Restated June 22, 1988 and May 22, 2003

        1.    Purpose.    The ABIOMED, INC. 1988 Employee Stock Purchase Plan (hereinafter the "Plan") is intended to provide a method whereby employees of ABIOMED, INC. (the "Company") and participating subsidiaries will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

        2.    Eligible Employees.

        (a)   All employees of the Company or any of its participating subsidiaries who have completed six months of employment with the Company or any of its subsidiaries on or before the first day of the applicable Payment Period (as defined below) shall be eligible to receive options under this Plan to purchase the company's Common Stock (except employees in countries whose laws make participation impractical). In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five (5%) percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or a subsidiary corporation as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

        (b)   For the purpose of this Plan, the term employee shall not include an employee whose customary employment is twenty (20) hours or less per week or is for not more than five (5) months in any calendar year.

        3.    Stock Subject to the Plan.    The stock subject to the options granted hereunder shall be Common Stock, $.01 par value (the "Common Stock"), of the Company, which may consist of shares of authorized but unissued Common Stock, or shares of Common Stock purchased by an independent trustee in the open market. The aggregate number of shares which may either be so issued or purchased on the open market and purchased by eligible employees pursuant to the Plan is 500,000 shares. The aforesaid limitation is subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like.

        4.    Payment Periods and Stock Options.

        (a)   The six-month periods April 1 to September 30 and October 1 to March 31 are Payment Periods during which payroll deductions will be accumulated under the Plan, unless otherwise determined by the Committee (as defined herein), in its discretion. Each Payment Period includes only regular pay days falling within it.

        (b)   Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period at the Exercise Price, as hereinafter provided, that number of full shares of the Common Stock of the Company reserved for the purpose under the Plan as is provided in the next sentence; provided and on the condition that such employee remains eligible to participate in the Plan throughout such Payment Period. The number of full shares on which the employee shall receive an option for each Payment Period shall be that number of shares as his accumulated payroll deductions on the last day of such Payment Period will pay for at the Exercise Price, but not more than twice the number of shares of Common Stock calculated by dividing the employee's estimated payroll deductions for the Payment Period based upon his deduction amount on the first day of the Payment Period by the fair market value of the Company's Common Stock on the first day of the Payment Period. The Exercise Price for each Payment Period shall be the lesser of (i) eighty-five percent (85%) of the fair market value of the Company's Common Stock on the first business day of the Payment Period, or (ii) eighty-five percent (85%) of the fair market value of the Company's Common Stock on the last business day of the Payment Period, in either case rounded up to avoid fractions other than multiples of 1/8.

        (c)   In the event of an increase or decrease in the number of outstanding shares of Common Stock of the Company through stock split-up, reclassification, stock dividend, change in par value or the like, an appropriate adjustment shall be made in the number of shares and Exercise Price per share provided for under the Plan, either by a proportionate increase in the number of shares and proportionate decrease in the Exercise Price per share, or by a proportionate decrease in the number of shares, and a proportionate increase in the Exercise Price per share, as may be required to enable an eligible employee who is then a participant in the Plan as to whom an option is exercised on the last day of any then current Payment Period to acquire such number of full shares as his accumulated payroll deductions on such date will pay for at the adjusted Exercise Price.

        (d)   For purposes of this Plan the term "fair market value" means the closing price of the Common Stock of the Company on the American Stock Exchange.

        (e)   For purposes of this Plan, the term "business day" as used herein means a day on which there is trading on the American Stock Exchange or such other national securities exchange as shall be designated by the Board of Directors pursuant to the preceding paragraph.

        (f)    No employee shall be granted an option which permits his rights to purchase Common Stock under the Plan and any similar plans of the Company or any parent or subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with and shall be construed in accordance with Section 423(b)(8) of the Code.

        5.    Exercise of Option.

        Each eligible employee who continues to be a participant in the Plan on the last business day of a Payment Period shall be deemed to have exercised his option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose as his accumulated payroll deductions on such date will pay for at such Exercise Price. If a participant is not an employee on the last business day of and throughout a Payment Period, he shall not-be entitled to exercise his option. All options issued under the Plan shall, unless exercised as set forth herein, expire at the end of the last business day of the Payment Period during which such options were issued.

        6.    Authorization for Entering Plan.

        (a)   An eligible employee may enter the Plan by filling out, signing and delivering to the Committee (as hereinafter defined) an Authorization:

          (1)   stating the amount to be deducted regularly from his pay:

          (2)   authorizing the purchase of stock for him in each Payment Period in accordance with the terms of the Plan; and

          (3)   specifying the exact name in which Common Stock purchased for him is to be issued in accordance with Section 11 hereof.

Such Authorization may only be effective as of the Payment Period next succeeding the date on which it is filed, and must be received by the Committee at least ten (10) days before the beginning date of such Payment Period.

        (b)   The Company will accumulate and hold for the employee's account the amounts deducted from his pay. No interest will be paid thereon. Participating employees may not make any separate cash payments into their account.

        (c)   Unless an employee files a new Authorization or withdraws from the Plan, his deductions and purchases under the Authorization he has on file under the Plan will continue as long as the Plan remains in effect. An employee may increase or decrease the amount of his payroll deductions as provided by Section 9 hereof, by filling out, signing and delivering to the Committee a new Authorization. Such new Authorization must be received by the Committee at least ten (10) days before the beginning date of the next succeeding Payment Period.

        7.    Maximum Amount of Payroll Deductions.    An employee may authorize payroll deductions in any even dollar amount up to but not more than 10% of his regular base pay; provided, however, that the minimum deduction in respect of any payroll period shall be $10.00 (or such lesser amount as the Committee shall establish); and provided further that the maximum percentage shall be reduced to meet the requirements of Section 4(f) hereof.

        8.    Unused Payroll Deductions.    Only full shares of Common Stock may be purchased. Any balance remaining in an employee's account after a purchase will be reported to the employee and will be carried forward to the next Payment Period. However, in no event will the amount of the unused payroll deductions carried forward from a Payroll Period exceed the Exercise Price per share for that Payment Period. If for any Payment Period the amount of unused payroll deductions should exceed the Exercise Price per share, the amount of the excess for any participant shall be refunded to such participant, without interest.

        9.    Change in Payroll Deductions.    Deductions may be decreased, but not increased, once in a Payment Period. A new Authorization will be required, and must be received by the Committee at least four (4) days prior to the payroll period in which such change in deductions will take effect. New authorizations received by the Committee after such date will take effect in the next succeeding payroll period.

        10.    Withdrawal from the Plan.

        (a)   An employee may withdraw from the Plan and withdraw all but not less than all of the payroll deductions credited to his account under the Plan at any time prior to the last business day of each Payment Period by delivering a Withdrawal Notice to the Committee, in which event the Company will promptly refund without interest the entire balance of such employee's deductions not theretofore used to purchase stock under the Plan.

        (b)   An employee who withdraws from the Plan is like an employee who has never entered the Plan; the employee's rights under the Plan will be terminated and no further payroll deductions will be made. To reenter, such an employee must file a new Authorization at least ten (10) days before the beginning date of the next Payment Period which cannot, however, become effective before the beginning of the next Payment Period following his withdrawal.

        11.    Issuance of Stock.    Common Stock purchased under the Plan will be issued, or purchased on behalf of the employee, only in the name of the employee or, if his Authorization so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship. Certificates for Common Stock issued to participants will be delivered as soon as practicable after each Payment Period.

        12.    No Transfer or Assignment of Employee's Rights.    An employee's rights under the Plan are his alone and may not be transferred or assigned to, or availed of by, any other person. Any option granted to an employee may be exercised only by him.

        13.    Termination of Employee's Rights.

        (a)   Except as set forth in the last paragraph of this Section 13, an employee's rights under the Plan will terminate when he ceases to be an employee because of retirement, resignation, lay-off, discharge, death, change of status, failure to remain in the customary employ of the Company for greater than twenty (20) hours per week, or for any other reason. A Withdrawal Notice will be considered as having been received from the employee on the day his employment ceases, and all payroll deductions not used to purchase stock will be refunded.

        (b)   If an employee's payroll deductions are interrupted by any legal process, a Withdrawal Notice will be considered as having been received from him on the day the interruption occurs.

        (c)   Upon termination of the participating employee's employment because of his death, his beneficiary (as defined in Section 14) shall have the right to elect, by written notice given to the Committee prior to the expiration of the thirty (30) day period commencing with the date of the death of the employee, but not later than the last date of the Payment Period, either (i) to withdraw, without interest, all of the payroll deductions credited to the employee's account under the Plan, or (ii) to exercise the employee's option for the purchase of shares of Common Stock on the last day of the Payment Period next following the date of the employee's death for the purchase of that number of full shares of Common stock reserved for the purpose of the Plan which the accumulated payroll deductions in the employee's account at the date of the employee's death will purchase at the applicable Exercise Price, and any excess in such account (in lieu of fractional shares) will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the Committee, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the employee's account at the date of the employee's death and the same will be paid promptly to said beneficiary, without interest.

        14.    Designation of Beneficiary.    A participating employee may file a written designation of a beneficiary who is to receive any Common Stock and/or cash in case of his death. Such designation of beneficiary may be changed by the employee at any time by written notice. Upon the death of a participating employee and upon receipt by the Company of proof of the identity and existence at the employee's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participating employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such employee's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the employee, or if, to the knowledge of the Company, no such executor or administrator has been appointed, the Company, in its discretion, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the employee as the Company may designate. No beneficiary shall, prior to the death of the employee by whom he has been designated, acquire any interest in the Common Stock or cash credited to the employee under the Plan.

        15.    Termination and Amendments to Plan.

        (a)   The Plan may be terminated at any time by the Company's Board of Directors. It will terminate in any case when all of the shares of Common Stock reserved for the purposes of the Plan have been purchased. If at any time shares of Common Stock reserved for the purposes of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participating employees in proportion to their options, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded.

        (b)   The Board of Directors also reserves the right to amend the Plan from time to time in any respect; provided, however, that if necessary to maintain the qualification of the Plan under Section 423 of the Code, such amendment shall be subject to the approval of the stockholders in the manner provided in Section 27(b). The Board of Directors may submit any amendment to stockholders if it determines appropriate in order to qualify the Plan under Rule 16b-3 under the Securities Exchange Act of 1934.

        16.    Limitations of Sale of Stock Purchased Under The Plan.

        (a)   The Plan is intended to provide eligible employees an opportunity to acquire the Company's Common Stock for investment. The Company does not intend to restrict or influence any employee with respect to the resale of the Common Stock purchased under the Plan, and an employee may sell Common Stock purchased under the Plan at any time, subject to such restrictions as may be required by applicable securities laws.

        (b)   Notwithstanding paragraph (a), because of certain Federal tax requirements, each employee, by entering the Plan, will agree promptly to give the Company notice of any Common Stock disposed of within two years after the date of the last day of the Payment Period during which the Common Stock was purchased, showing the number of such shares disposed of. The employee assumes the risk of any market fluctuations in the price of such Common Stock.

        17.    Company's Payment of Expenses Related to Plan.    The Company will bear all costs of administering and carrying out the Plan.

        18.    Participating Subsidiaries.    The term "participating subsidiaries" shall mean any subsidiary of the Company which is designated by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

        19.    Administration of the Plan.

        (a)   The Plan shall be administered by the Compensation Committee appointed by the Board of Directors of the Company (the "Committee"). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

        (b)   The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. No member of the Committee shall be eligible to participate in the Plan while serving as a member of the Committee.

        (c)   The Committee may delegate to an appropriate department of the Company or to any third party responsibility for any ministerial actions, including the day to day administration of the Plan.

        20.    Optionees Not Stockholders.    Neither the granting of an option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been purchased by and issued to him.

        21.    Application of Funds.    The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan may be used for any corporate purposes, and the Company shall not be obligated to segregate participating employees' payroll deductions.

        22.    Governmental Regulation.    The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock. In this regard, the Board of Directors may, in its discretion, require as a condition to the exercise of any option that a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock reserved for issuance upon exercise of the option shall be effective.

        23.    Transferability.    Neither payroll deductions credited to an employee's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

        24.    Effect of Changes of Common Stock.    If the Company should subdivide or reclassify the Common Stock which has been or may be optioned under the Plan, or should declare thereon any dividend payable in shares of such Common Stock, or should take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any individual participating employee) shall be adjusted accordingly.

        25.    Merger or Consolidation.    If the Company should at any time merge into or consolidate with another corporation, the Board of Directors may, at its election, either (a) terminate the Plan and refund without interest the entire balance of each participating employee's payroll deductions, or (b) entitle each participating employee to receive on the last day of the Payment Period upon the exercise of such option for each share of Common Stock as to which such option shall be exercised the securities or property to which a holder of one share of the Common Stock was entitled upon and at the time of such merger or consolidation, and the Board of Directors shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to assure that the provisions of this Section 25 shall thereafter be applicable, as nearly as reasonably possible. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

        26.    Withholding of Additional Federal Income Tax.    The Company, in accordance with Section 3402(a) of the Code, and the Regulations and Rulings promulgated thereunder, will withhold from the wages of participating employees, in all payroll periods following and in the same calendar year as the date on which compensation is deemed received by the employee, additional income taxes in respect of the amount that is considered compensation includable in the employee's gross income.

        27.    Effective Date: Approval of Stockholders.

        (a)   The Plan shall be effective as of the date that it is adopted by the Board of Directors. The Plan shall be submitted to the stockholders for their approval, which approval is intended to occur within twelve months after the date the Plan is adopted by the Board of Directors.

        (b)   In approving this Plan or any amendment hereto, the holders of the class A Common Stock and the Common Stock shall vote as a single class in accordance with the Company's Certificate of Incorporation. Except to the extent that the affirmative vote of a majority of all votes entitled to be cast may be required by the Code, the affirmative vote of a majority of the votes actually cast shall be sufficient for approval.

        Date of Adoption: March 16, 1988

        Amended and Restated on: June 22, 1988

        Amended on: November 21, 1996

        Amended and Restated on: May 22, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ABIOMED, Inc.
PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH PROPOSAL

        The undersigned, revoking all prior proxies, hereby appoints Charles B. Haaser and Christina M. Montalbano, and each of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of ABIOMED, Inc. which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of ABIOMED, Inc., to be held on August 13, 2003, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournment or postponement thereof. Attendance of the undersigned at the Annual Meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE	(Please fill in the reverse side and mail in enclosed envelope)	SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

ABIOMED, Inc.

August 13, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1.	Election of Class II Directors:		2.	Approval of amendments to the Company's 2000 Stock Incentive Plan.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	☐ John F. O'Brien ☐ Henri A. Termeer ☐ Dorothy E. Puhy	3.	Approval of amendments to the Company's 1988 Employee Stock Purchase Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)
			THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY OF THE PROPOSALS, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH PROPOSAL OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.
			Please promptly date and sign this proxy and mail it in the enclosed envelope to ensure representation of your shares. No postage need be affixed if mailed in the United States.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

Notice of Annual Meeting of Stockholders To Be Held on August 13, 2003
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held On August 13, 2003
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL No. 2 APPROVAL OF AMENDMENTS TO THE 2000 STOCK INCENTIVE PLAN
PROPOSAL NO. 3 APPROVAL OF AMENDMENTS TO THE 1988 EMPLOYEE STOCK PURCHASE PLAN

2000 STOCK INCENTIVE PLAN

1988 EMPLOYEE STOCK PURCHASE PLAN
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ABIOMED, Inc. PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH PROPOSAL
ANNUAL MEETING OF STOCKHOLDERS OF ABIOMED, Inc. August 13, 2003